UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 23, 2024

Monroe Capital Income Plus Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-01301	83-0711022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive,Suite 6400
Chicago,Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 258-8300
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 23, 2024, Monroe Capital Income Plus Corporation (the “Company”) and UMB Fund Services, Inc., (“UMB”) entered into a transfer agent agreement (the “Transfer Agent Agreement”), pursuant to which UMB was appointed to provide transfer agent services on behalf of the Company. Either party may terminate the Transfer Agent Agreement at the end of the Initial Term (as defined in the Transfer Agent Agreement) or at the end of any successive Renewal Term (as defined in the Transfer Agent Agreement) upon ninety (90) days’ prior written notice. The Company expects to complete the transition to UMB, as transfer agent, by mid-November.
The foregoing description of the Transfer Agent Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Transfer Agent Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.
On August 23, 2024, the Board of Directors (the “Board”) of Monroe Capital Income Plus Corporation (the “Company”) approved an amended and restated dividend reinvestment plan (the “Amended and Restated DRIP”), which was amended solely to appoint UMB Fund Services, Inc., as the Plan Administrator (as defined in the Amended and Restated DRIP). The Amended and Restated DRIP will be effective on November 1, 2024.
The description above is only a summary of the material provisions of the Amended and Restated DRIP and is qualified in its entirety by reference to a copy of the Amended and Restated DRIP, which is filed as Exhibit 4.1 to this current report on Form 8-K and incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
4.1	Amended and Restated Dividend Reinvestment Plan of Monroe Capital Income Plus Corporation
10.1	Transfer Agent Agreement between Monroe Capital Income Plus Corporation and UMB Fund Services, Inc., as transfer agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Capital Income Plus Corporation

Date: August 28, 2024	By:	/s/ Lewis W. Solimene, Jr.
	Name:	Lewis W. Solimene, Jr.
	Title:	Chief Financial Officer and Chief Investment Officer